UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2011

EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1806 New Britain Avenue, Farmington, CT  06032
   (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code:  860-677-2603

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The text set forth below under Item 2.03 is incorporated into this Item by this reference.

Section 2—Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On July 27, 2011, EDAC Technologies Corporation (“EDAC”) entered into a Third Amendment to Credit Agreement and Modification of Mortgage, among TD Bank, N.A., EDAC, and its subsidiaries Gros-Ite Industries, Inc. (“Gros-Ite”) and Apex Machine Tool Company, Inc. (“Apex”).  The Third Amendment increased the revolving line of credit from the principal amount of $10,500,000 to the principal amount of $12,000,000, provided for a $5,131,000 term note and a Fixed Asset Line of Credit up to $4,700,000. The revolving line of credit continues to be, and the term note and the fixed asset line of credit are, secured by cross-guaranties and liens on the business assets of EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.,  along with a mortgage on the facility located at 275 Richard Street in Newington, Connecticut.

In connection with the foregoing, on July 27, 2011, EDAC, Gros-Ite and Apex delivered to TD Bank, N.A.  an Amended and Restated Revolving Credit Note which replaced the existing Revolving Credit Note dated November 24, 2010.  The $12,000,000 revolving line of credit is payable in monthly installments of interest only beginning on August 1, 2011 and will mature on July 31, 2012, unless renewed by TD Bank, N.A..  Interest will accrue on the revolving line of credit at the greater of the prime rate or 3.5%.

Further, in connection with the foregoing, on July 27, 2011, EDAC, Gros-Ite and Apex delivered to TD Bank N.A. a Third Term Note.  The $5,131,000 term note is payable in monthly installments of principal and interest in the amount of $95,857.92 commencing September 1, 2011 and will mature on August 31, 2016.  Interest will accrue on the term note at a rate of 4.52%.

Further, in connection with the foregoing, on July 27, 2011, EDAC, Gros-Ite and Apex delivered to TD Bank, N.A. a Fixed Asset Note up to $4,700,000 for amounts to be advanced in connection with acquisitions of machinery and equipment.  The note is payable in monthly installments of interest only at the rate of prime rate on advances made under the Fixed Asset Line of Credit until July 31, 2012 (unless converted earlier at the option of EDAC) at which time installments on principal and interest in an amount to amortize the then existing principal balance in 60 equal installments including interest at the then FHLB Current Classic Advance Rate for Fixed Rate Advances plus 3%, will be paid monthly.

Copies of the Third Amendment, the Second Amended and Restated Revolving Credit Note, the Third Term Note and the Fixed Asset Note are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K. The foregoing descriptions of the Third Amendment, the Second Amended and Restated Revolving Credit Note, The Third Term Note and the Fixed Asset Note do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference to the exhibits attached hereto.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are included herewith:

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement and Modification of Mortgage, dated as of July 27, 2011, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.2	Second Amended and Restated Revolving Credit Note, dated as of July 27, 2011, made by EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.

10.3	Third Term Note, dated as of July 27, 2011, made by EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.

10.4	Fixed Asset Note, dated as of July 27, 2011, made by EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date:  August 1, 2011                                                                         By: /s/ Glenn L. Purple
      Vice President-Finance and
       Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement and Modification of Mortgage, dated as of July 27, 2011, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.2	Second Amended and Restated Revolving Credit Note, dated as of July 27, 2011, made by EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.

10.3	Third Term Note, dated as of July 27, 2011, made by EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.

10.4	Fixed Asset Note, dated as of July 27, 2011, made by EDAC, Gros-Ite and Apex in favor of TD Bank, N.A.